FORM 8-K12G3/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 9, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                              NEW MILLENNIUM MEDIA
                               INTERNATIONAL INC.
                          Suite 305 101 Philippe Pkwy.
                          Safety Harbor, Florida 34695
                    (Address of principal executive offices)

                                  727-797-6664
                                727-797-7770 Fax.
                          Registrant's telephone number

                        SCOVEL CORPORATION 128 April Rd.
                                Port Moody, B.C.
                                 Canada V3H-3M5
                        (Former name and former address)

                  Colorado         000-29923         84-1463284
               (State or other    (Commission     (I.R.S. Employer
               jurisdiction of    File Number)   Identification No.)
               incorporation)

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                  March 9, 2000

                                                                                                Pro forma        Pro forma
                                                               NMMI, Inc.       Scovel         Adjustments       NMMI, Inc.
                                   ASSETS
Current Assets:
  Cash                                                          $ 161,684       $ 500                             $ 162,184
  Inventory                                                       240,802                                           240,802
                                                              ------------------------                          ------------
  Total current assets                                            402,486         500                               402,986

Property and Equipment, net                                       187,113                                           187,113

Other assets, net                                                 953,547                   (A) 229                 953,776
                                                              --------------------------------------------------------------
Total Assets                                                  $ 1,543,146       $ 500       $   229             $ 1,543,875
                                                              ==============================================================

LIABILITIES AND SHAREHOLDERS DEFICIT
Current liabilities:
  Accounts payable                                                $ 9,672       $ 229                               $ 9,901
  Notes payable                                                 1,368,326                                         1,368,326
                                                              ------------------------                          ------------
Total current liabilities                                       1,377,998         229                             1,378,227

Long-term debt

Shareholders' equity (deficit)
Preferred stock, no stated value, 10,000,000 shares
  authorized, none issued and outstanding(NMMI)
Common stock, $.001 par value(NMMI),$.0001par value(Scovel),
  25,000,000 shares authorized,24,000,000
  issued and outstanding(NMMI),100,000,000 shares
  authorized, 5,000,000 issued and outstanding(Scovel)             24,000         500       (A) 500   (A) 500        24,500
Additional paid-in capital                                        499,091                                           499,091
Common stock subscribed                                           200,000                                           200,000
Deficit                                                          (557,943)       (229)                (A) 229      (557,943)
                                                              --------------------------------------------------------------
Total shareholders equity (deficit)                               165,148         271           500       729       165,648
                                                              --------------------------------------------------------------
Total liabilities and shareholders' equity (deficit)          $ 1,543,146       $ 500       $   500   $   729   $ 1,543,875
                                                              ==============================================================

The unaudited condensed balance sheets of New Millenium Media Internatonal, Inc. and Scovel Management, Inc. are presented separately and consolidated based upon the merger of New Millenium Media acquiring 100% of the issued and outstanding common stock of Scovel being treated as a purchase for accounting purposes

Due to recent management changes, pertinent financial information and evidence in substantiation of the Company's assets, liabilities and stockholders' equity at December 31, 1999 and its operating results and cash flows for the year then ended were not subject to timely auditing procedures to satisfy the existence and correctness of all items presented in the accompanying financial statements. Therefore, the audit is not currently available to include in this filing. Our audited financials should be completed by April 30, 2000 until such time we are filing in pursuant to Rule 12b-21 of the 1934 Act.

April 7,2000                         By: /s/ John Thatch
                                         Chief Financial Officer
                                         New Millennium Media International Inc.

02/22/2000 13:17     813-536-2389       RJ FULLER CPA PA                 PAGE 02

                     NEW MILLENNIUM MEDIA INTERNATIONAL INC.
                       (Formerly Progressive Mailer Corp.)
                          (A Development Stage Company)
                                  Balance Sheet
                           December 31, 1999 and 1998
                                   (Unaudited)

                                     ASSETS

                                                        1999            1998
Current assets
Cash                                                $     2,045     $     6,811
Inventory                                               240,392         240,392
Total current assets                                    242,847         247,2O3

Property and equipment, net                             168,363         242,033

Other assets, net                                       953,547         225,577

Total Assets                                        $ 1,364,757     $   714,813

                       LIABILITIES & SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable                                    $     9,672     $    14,398
Notes payable                                         1,368,326         662,449
                                                      1,377,998         676,847
Long-term debt

Shareholders' deficit
Capital stock, par value $.001; 25,000,000
authorized, 24,099,881 issued and
outstanding                                              24,100          14,675
Additional paid-in capital                              498,991         398,749
Deficit                                                (536,332)       (375,458)

Total shareholders' deficit                             (13,241)         37,966

Total liabilities and shareholders' deficit         $ 1,364,757     $   714,813


02/22/2000 13:17     813-536-2389       RJ FULLER CPA PA                 PAGE 03

                    NEW MILLENNIUM MEDIA INTERNATIONAL INC.
                      (Formerly Progressive Mailer Corp.)
                         (A Development Stage Company)
                             Statement of Net Loss
                For the Years Ended Deceinber 31, 1999 and 1998
                                  (Unaudited)

                                                          1999           1998

Net sales                                             $   12,989     $   10,632


Costs and expenses
      Cost of sales                                        7,490             --
      Selling, general and administrative                132,678        341,488
      Interest                                            33,695         23,497
Total costs and expenses                                173, 863        364,985


Net loss                                                (160,874)       354,353)

Deficit, Beginning of Year                              (375,458)       (21,105)

Deficit, End of Year                                  ($ 536,332)    ($ 375,458)


02/22/2000 13:17     813-536-2389       RJ FULLER CPA PA                 PAGE 04

                    NEW MILLENNIUM MEDIA INTERNATIONAL INC.
                      (Formerly Progressive Mailer Corp.)
                         (A Development Stage Company)
                           December 31, 1999 and 1998
                                  (Unaudited)
                   Notes to Consolidated Financial Statements

Note 1 - Nature of Business and Significent Accounting Policies

The company was incorporated under the laws of the State of Florida on February 5, 1997. On April 30, 1998, as part of a plan of reorganization, the Company became New Millennium Media International, Inc., a Colorado Corporation.

The Company is considered to be a development stage company in accordance with SFAS No . 7. As a development Stage cornpany, the Company presents financial statements in conformity with generally accepted accounting principles that apply to established operating enterprises. in addition, the company presents cumulative information during the development stage,

On April 14, 1998, the Company acquired all the assets of a Company in connection with it's business of specialty advertising displays, The Company markets and sells the specialty advertising displays under an exclusive license agreement- In addition, on August 31, 1999, pursuant to an Agreement and Plan of Merger, the Company acquired all of the 20,000,000 Common Stock .0001 Par Value authorized, issued and outstanding and 1,000,000 Series A Convertible Preferred Stock .000I Par Value authorized, none of which are issued and outstanding of Unergi, Inc. in exchange for 16,566,667 shares of the Company's Capital Stock. In connection with this Merger, the Company plans to continue and develop through marketing arrangements, various video media display graphics.


02/22/2000 13:17     813-536-2389       RJ FULLER CPA PA                 PAGE 05

                    NEW MILLENNIUM MEDIA INTERNATIONAL INC.
                      (Formerly Progressive Mailer Corp.)
                         (A Development Stage Company)
                           December 31, 1999 and 1998
                                  (Unaudited)

Note 1 - Nature of Business and Significant Accounting Policies (continued)

Principles of consolidation

The consolidated financial Statements include th6 accounts of New Millennium Media International, Inc, and its subsidiaries, All significant intercompany accounts and transactions have been eliminated in consolidation, The Company accounted for the acquisition of Unergi, Inc. under the purchase method of accounting.

Method of accounting

The Company prepares it financial statements in conformity with generally accepted accounting principles. These principles require management to make estimates and assumptions that affected the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period, Actual results could differ from those estimates.

Inventories

Inventories consisting of video media related products are, stated at the lower of cost or market.

Excess of cost over acquired net assets

The excess of cost over acquired net assets (goodwill) is being amortized on a straight-line basis over 15 years. Amortization and accumulated amortization is approximately $44,000 for 1999)-


02/22/2000 13:17     813-536-2389       RJ FULLER CPA PA                 PAGE 06

                    NEW MILLENNIUM MEDIA INTERNATIONAL INC.
                      (Formerly Progressive Mailer Corp.)
                         (A Development Stage Company)
                           December 31, 1999 and 1998
                                  (Unaudited)

Note 1 - Nature of Business and Significant Accounting Policies (continued)

Other assets
Included in other assets are certain intangible assets including video media related development costs and allocation of certain acquisition costs under the purchase method of accounting.

Note 2 - Acquisition of Subsidiary

As noted in Note I above, on August 31, 1999, the Company acquired all of the Common Stock of Unergi, Inc. in exchange for 16,566,667 shares of the Company's Capital Stock. The purchase price of approximately $667,000 was allocated to the fair value of the assets acquired and liabilities assumed at the date of acquisition. The excess of the purchase price over fair value of the nets assets acquired of approximately $667,000 is being amortized on a straight-line basis over 15 years.

Pro forma information

The following pro forma results of operations reflect the effect on the Company's operations as if the above described acquisition of Unergi, Inc. had occurred at the beginning of each of the periods presented below:

                                                1999              1998
     Net sales                               $      --         $      --
     Net loss                                 (138,713)         (140,763)
     Net income per common share:
        Basic                                    ( .01)            ( .01)
        Diluted                                  ( .01)            ( .01)


02/22/2000 13:17     813-536-2389       RJ FULLER CPA PA                 PAGE 07

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                       (Formerly Progressive Mailer Corp.)
                          (A Development Stage Company)
                           December 31, 1999 and 1998
                                   (Unaudited)

Note 3 - Property and equipment

     Furniture and equipment            $ 249,792      $ 243,777

     Less accumulated depreciation        (37,429)        (1,744)
                                        $ 212,363       $242,033

Note 4 - Related Party Transactions

The Company's operations have been funded in part by its investment banker, Investment Management of America, and certain related parties who are also stockholders of the Company. The Company owed $ 650,000 and $130,000 at December 31, 1999 and 1998, respectively. Also, the Compatiy's inventory and certain other assets are security for $662,449 of debt to stockholders of the Company.
Note 5 - Going Concern

As shown in the accompanying financial statements, the Company has accumulated losses from inception to December 31, 1999 of approximately $ 536,000, and as of that date, the Company's current liabilities exceeds its current assets by $1,135,151. The ability of the Company to continue as a going concern is dependent on obtaining additional capital and financing. There can be no assurance that the additional capital necessary will be obtained in order to allow the Company to continue. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                            LUFAM TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31,1997

                                      WITH

                REPORT OF INDEPENDENT CERTIFED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders
Lufam Technologies, Inc.

We have audited the balance sheet of Lufam Technologies, Inc. (a development stage company) as of December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the period from September 9, 1997 (inception) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lufam Technologies, Inc. at December 31, 1997, and the results of its operations and its cash flow for the period from September 9, 1997 (inception) through December 31, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred losses and at December 31, 1997, the Company has a stockholders' deficit of $148,247. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Denver, Colorado                                 By:  /s/
June 11, 1998                                    CAUSEY DEMGEN & MOORE INC.

                            LUFAM TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEET

                               December 31, 1997
                                     ASSETS


                                CURRENT ASSETS:

Cash, including interest bearing accounts of $1,000                  $    1,324
Inventories                                                              56,893
  Deposits on inventory                                                  39,544
  Prepaid expenses                                                        9,000
  Total current assets                                                  106,761
Furniture and equipment, at cost:
  Office furniture and equipment                                          6,830
  Less accumulated depreciation                                             425

  Net furniture and equipment                                             6,405
                                                                     $  113,166
                 LIABILITIES AND STOCKHOLDERS'EQUITY (DEFICIT)

Current liabilities:
  Notes payable - officers and employees (Notes 2 and 6)             $  227,904
  Accounts payable                                                       31,906
  Accrued interest                                                        1,603
  Total current liabilities                                             261,413
  Commitments (Note 5)                                                       --
  Stockholders'equity (deficit)(Note 3):
  Common stock, no par value; 1 0,000 shares authorized,
  5,500 shares issued and outstanding                                    27,000
  Deficit accumulated during the development stage                     (175,247)

  Total stockholders'equity (deficit)                                  (148,247)

                                                                     $  113,166

                            See accompanying notes.

                           LUFAM TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF OPERATIONS

   For the Period from September 9, 1997 (Inception) through December 31, 1997

Costs and expenses:
  Advertising and promotion                                          $    5,322
  General and administrative (Notes 2 and 3)                            162,387
  Rent expense - related party (Note 5)                                   4,000
  Depreciation                                                              425

    Total costs and expenses                                            172,134

Loss from operations                                                   (172,134)
Other income (expense):
  Interest income                                                             5
  Interest expense                                                       (3,118)

  Total other income (expense)                                           (3,113)

Net loss                                                             $ (175,247)

Basic loss per common share                                          $   (31.86)

                            See accompanying notes.

                            LUFAM TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                   STATEMENT OF STOCKHOLDERS'EQUITY (DEFICIT)

   For the Period from September 9, 1997 (Inception) through December 31, 1997

                                                             Defecit accumulated
                                          Common stock           during the
                                        Shares      Amount    development stage
Balance, September 9, 1997                  --    $      --       $      --
Initial issuance of stock (Note 3)       5,500       27,000              --
Net loss for the period ended
December 31, 1997                           --           --        (175,247)

Balance, December 31, 1997               5,500    $  27,000       $(175,247)

                            See accompanying notes.

                            LUFAM TECHNOLOGIES, INC.

                         (A DEVELOPMENT STAGE COMPANY)

                            STATEMENT OF CASH FLOWS

   For the Period from September 9, 1997 (Inception) through December 31, 1997


Cash flows from operating activities:
  Net loss                                                           $ (175,247)
  Adjustments to reconcile net loss to net
  cash used in operating activities:
  Depreciation                                                              425
  Common stock issued for services                                       27,000
   Salaries and expenses paid by the issuance of
  notes payable                                                         107,801
  Increase in inventories                                               (56,893)
  Increase in prepaid expenses                                           (9,000)
  Increase in accounts payable                                           31,906
  Increase in accrued interest                                            1,603

       Total adjustments                                                102,842

       Net cash used in operating activities                            (72,405)

Cash flows from investing activities:
Increase in deposits on inventory                                       (39,544)

Net cash used in investing activities                                   (39,544)

Cash flows from financing activities:
Proceeds from note payable - officers and employees                     113,273

Increase in cash and cash equivalents                                     1,324

Cash and cash equivalents at beginning of period                             --

Cash and cash equivalents at end of period                           $    1,324

Supplemental disclosure of cash flow information:

Cash paid during the year for interest                               $    1,515

Cash paid during the year for income taxes                           $       --

Supplemental  disclosure  of  non-cash  information:   During  the  period  from
September 9, 1997 (inception) through December 31, 1997, the Company purchased furniture and equipment of $6,830 for a note payable.

                             See accompanying notes.

                            LUFAM TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

Organization and summary of significant accounting policies

Organization:

The Company was organized in California on September 9, 1997. The Company is in the business of marketing advertising space in special advertising display machines and intends to also sell these machines. The Company is considered to be in the development stage as more fully defined in Financial Accounting Standards Board Statement No. 7. The Company has engaged in limited activities in the advertising business, but has not generated significant revenues to date.

Basis of presentation:

The financial statements have been prepared on a going concern basis which contemplates the realization of assets and liquidation of liabilities in the ordinary course of business. As shown in the accompanying financial statements, the Company has incurred significant losses and at December 31, 1997, the Company has a stockholders' deficit of $148,247. As a result, substantial doubt exists about the Company's ability to continue to fund future operations using its existing resources.

In connection with the sale of the Company's  assets to New Millennium (see Note
6), the Company exchanged its common stock for notes payable existing at December 31, 1997 of $203,778. In addition, New Millennium intends to raise $100,000 in a private placement offering to help support the operations of the Company.

The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Actual results could differ from those estimates.

Inventories:

Inventories are carried at the lower of cost (first-in, first-out) or market. Inventories consist primarily of advertising machines patented by Multiadd International.

                            LUFAM TECHNOLOGIES, INC.
                         (A DEVELOPMENT STAGE COMIPANY)
                         NOTES TO FINANCIAL STATEMEENTS
                               December 31, 1997

Organization and summary of significant accounting policies (continued)

Furniture and equipment:

Depreciation is provided by the Company on the straight-line method over the assets' estimated useful lives of five to seven years. Sales and retirements of depreciable property are recorded by removing the related cost and accumulated depreciation from the accounts. Gains and losses on sales and retirements of property are reflected in results of operations.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Income taxes:The Company accounts for income taxes under Statement of Financial Accounting Standards No.109 ("FASB No. 109"). Temporary differences are differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. The Company's temporary differences consist primarily of tax operating loss carryforwards, depreciation differences and capitalized 263A costs.

Basic loss per common share:

Basic loss per common share is based on the weighted average number of shares outstanding during the period.

Cash equivalents:

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Fair value of financial instruments:

All financial instniments are held for purposes other than trading. The following methods and assumptions were used to estimate the fair value of each financial instrument for which R is practicable to estimate that value:

For cash, cash equivalents and notes payable, the carrying amount is assumed to approximate fair value due to the short-term maturities of these instruments.

                             LUFAM TECHNOLOGEES,INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMEENTS
                               December 31, 1997

1 Organization and summary of significant accounting policies (continued) Concentrations of credit risk:

     Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with high quality financial institutions. At times during the year, the balance at any one financial institution may exceed FDIC limits.

2.   Notes Payable - officers and employees

     The Company issued notes to related parties in lieu of salary and expense reimbursement, for the purchase of office equipment and furniture, and for cash. These notes are due on demand and do not bear interest except for one note for $115,000 which is payable at a bank's prime lending rate plus 2% (10.5% at December 31, 1997).

3.   Stock issuances

     During 1997, the Company issued 5,500 shares of its no par value common stock to the Company's president and his relatives in exchange for services provided by the Company's president valued at $27,000, which amount is considered to be the fair value of the shares issued.

4.   Income taxes

     The book to tax temporary differences resulting in deferred tax assets and liabilities are primarily net operating loss carryforwards of $175,000, depreciation differences and capitalized 263A costs for tax purposes. The Company's net operating loss carryforward expires in 2012.

     As of December 31, 1997, total deferred tax assets and liabilities are as follows:


     Deferred tax assets resulting from loss carryforward     $  65,000
         Valuation allowance                                    (65,000)


5.   Lease agreements - as lessee

     The Company leased office space on a month to month basis from an officer of the company at the rate of $1,000 per month commencing on September 1, 1997 through March 31, 1998. Commencing on April 1, 1998, the Company entered into a 37 month lease agreement for office space with an outside party. The rental rate is $2,817 per month.

                            LUFAM TECHNOLOGEES, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMIENTS
                               December 31, 1997

5.   Lease agreements - as lessee (continued)

     The future minimum lease payments under these obligations are as follows:

          Year ending December 31:
                    1998                                 $  25,353
                    1999                                    33,804
                    2000                                    33,804
                    2001                                    11,268

                                                         $ 104,229

6.   Subsequent events

     Stock issuances:

     During the quarter ended March 31, 1998, the Company issued 2,250 shares of its no par value common stock to an officer of the Company in exchange for the cancellation of existing notes payable of $184,007 plus additional advances during 1998 of $25,029 ($92.90 per share). The Company also issued 2,250 shares of its no par value common stock to an officer of the Company in exchange for existing notes payable of $19,771 plus additional salaries and expenses during 1998 amounting to $9,996 ($13.23 per share).

     Asset sale:

     On April 14, 1998, the Company sold all of its assets to New Millennium Media International, Inc. (formerly Progressive Mailer Corp.) in exchange for 6,400,000 shares of New Millennium $.001 par value common stock representing 57.2% of the shares outstanding after the transaction.

     New Millennium intends to raise $100,000 in a private placement of 2,000,000 shares of its common stock.